UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date earliest event reported)    June 26, 2007

MTR GAMING GROUP, INC.

(exact name of registrant as specified in its charter)

DELAWARE

(State or other jurisdiction of incorporation)

0-20508	84-1103135
(Commission File Number)	(IRS Employer Identification Number)

STATE ROUTE 2 SOUTH, CHESTER, WEST VIRGINIA

(Address of principal executive offices)

26034

(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (304) 387-8300

N/A

(Former name or former address, if changed since last report)

☐               Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐               Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐               Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐               Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                                 Entry into a Material Definitive Agreement

On June 26, 2007, the Registrant and TLC Casino Enterprises, Inc. (“TLC”) entered into a Stock Purchase Agreement providing for the sale of all the Registrant’s right, title and interest in and to 100% of the stock of Speakeasy Gaming of Fremont, Inc. and Speakeasy Fremont Street Experience Operating Company, subject to the terms of the above-referenced Agreement.

The purchase price to be paid by TLC is $32,000,000 in cash, subject to certain conditions, including, but not limited to, the approval of the Nevada Gaming Commission and the City of Las Vegas, purchase price adjustments based on changes in net working capital and certain capital expenditures between execution and closing, and certain due diligence items.

The foregoing description of the Stock Purchase Agreement is not complete and is qualified in its entirety by reference to such Agreement, a copy of which is filed as Exhibit 10.1 and is incorporated herein by reference.

On June 27, 2007, the Registrant issued a press release announcing the execution of the Stock Purchase Agreement. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02                                                 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c)           On June 27, 2007, the Registrant publicly announced the appointment of Kenneth P. Zern, 42, as the Registrant’s Chief Accounting Officer. The appointment of Mr. Zern, effective on August 1, 2006, was ratified by the Registrant’s Board of Directors on November 16, 2006. Prior to becoming the Chief Accounting Officer of the Registrant, and since joining the Registrant in 2004, Mr. Zern was the Financial Controller of Mountaineer Park, Inc. (a wholly-owned subsidiary of the Registrant). Prior to joining the Company, Mr. Zern was Senior Director of Financial Reporting and Accounting with Interstate Hotels & Resorts, Inc., a publicly-traded, hotel management company in Pittsburgh, Pennsylvania, and was with Interstate from 1993 to 2003.

On June 26, 2007, Mr. Zern and the Registrant entered into a two-year Employment Agreement. The Agreement provides that the two-year period will commence on January 1, 2007, subject to the terms and conditions set forth in that Agreement. Certain options to purchase shares of the Registrant’s common stock (pursuant to certain stock incentive plans of the Registrant) have been granted to Mr. Zern as provided by the terms of the Agreement.

A copy of the press release announcing Mr. Zern's appointment and Employment Agreement is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01                Financial Statements and Exhibits

(d)                                 Exhibits:

Exhibit No.	Description

10.1	Stock Purchase Agreement dated June 26, 2007, by and between the Registrant and TLC Casino Enterprises, Inc.

99.1	Press Release dated June 27, 2007.

MTR GAMING GROUP, INC.

	By:	/s/ John W. Bittner, Jr.
John W. Bittner, Jr.
Chief Financial Officer

Date: June 27, 2007